UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Bull Horn Holdings Corp.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Bull Horn Holdings Corp.
801 S. Pointe Drive, Suite TH-1
Miami Beach, FL 33139

Dear Shareholders:

You are invited to attend the 2021 Annual General Meeting of Shareholders (the “Annual Meeting”) of Bull Horn Holdings Corp. (the “Company”) on December 16, 2021, which will be held at 2:00 p.m. Eastern Time, as a virtual meeting. Enclosed with this letter are your Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy voting card. The Proxy Statement included with this notice discusses each of our proposals to be considered at the Annual Meeting. Please review our annual report for the fiscal year ended December 31, 2020, which will be on our website at https://www.cstproxy.com/bullhornse/2021. We are pleased to utilize the virtual shareholder meeting technology to (i) provide ready access and cost savings for our shareholders and the Company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world.

At this year’s meeting, you will be asked to: (1) elect four (4) “Class I” directors, namely, Michael Gandler, Jeff Wattenberg, Douglas Schaer and Baron Davis, each of whom will be elected for a term of two years; (2) ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and (3) transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on November 2, 2021 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment and postponements thereof (the “Record Date”).

The Board of Directors believes that a favorable vote for each candidate for a position on the Board of Directors and for the ratification of Marcum LLP in Proposal 2 is in the best interest of the Company and its shareholders and recommends a vote “FOR” all candidates and all other matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed proxy promptly. On the following pages, we provide answers to frequently asked questions about the Annual Meeting.

You are requested to read the enclosed proxy statement and to sign, date and return the accompanying proxy as soon as possible. This will assure your representation and a quorum for the transaction of business at the Annual Meeting.

Sincerely,
/s/ Robert Striar
Robert Striar
Chief Executive Officer and Chairman of the Board

Miami, FL

November 19, 2021

This proxy statement is dated November 19, 2021
and is being mailed with the form of proxy on or shortly after November 22, 2021.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

Meeting Date: December 16, 2021

To the Shareholders of Bull Horn Holdings Corp.:

NOTICE IS HEREBY GIVEN that the 2021 Annual General Meeting of Shareholders (the “Annual Meeting”) of Bull Horn Holdings Corp., a company incorporated in the British Virgin Islands, will be held virtually at 2:00 p.m. Eastern Time. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/bullhornse/2021. During the Annual Meeting, shareholders will be asked to:

(1)    Elect four (4) “Class I” directors, namely, Michael Gandler, Jeff Wattenberg, Douglas Schaer and Baron Davis, each of whom will be elected for a two year term, or until the election and qualification of their successors;

(2)    Ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

(3)    Transact any other business properly brought before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on November 2, 2021, as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. If you are a shareholder as of November 2, 2021, you may vote at the Annual Meeting, or any adjournment or postponement thereof. Each ordinary share entitles the holder thereof to one vote. The date of disseminating this Notice of Meeting and Proxy Statement is on or about November 22, 2021.

Your vote is important. Proxy voting permits shareholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board of Directors. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

For a period of 10 days prior to the Annual Meeting, a shareholders list (as of the record date for the Annual Meeting) will be kept at our office and shall be available for inspection by shareholders during usual business hours.

You are requested to read the enclosed proxy statement and to sign, date and return the accompanying proxy card as soon as possible. Even if you plan to attend the Annual Meeting virtually, it is strongly recommended that you follow the procedures for voting by proxy as described herein before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. This will assure your representation and a quorum for the transaction of business at the meeting.

By order of our Board of Directors
/s/ Christopher Calise
Christopher Calise
Chief Financial Officer and Director

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 16, 2021:

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice, Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available at https://www.cstproxy.com/bullhornse/2021. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before December 6, 2021 to facilitate timely delivery.

To request by phone: (917) 262-2373

To request on the Internet: https://www.cstproxy.com/bullhornse/2021

If you have any questions about accessing materials or voting, please call Christopher Calise, the Company’s Chief Financial Officer, at (305) 671-3341.

i

THE PROXY PROCEDURE

On or about November 22, 2021, we are first disseminating to our shareholders of record and beneficial owners of ordinary shares of Bull Horn Holdings Corp. (which may be referred to in this proxy statement as “we,” “us,” “Bull Horn,” or the “Company”) this Notice and Proxy Statement in connection with the solicitation of proxies by our board of directors (“Board”) for our 2021 Annual General Meeting (the “Annual Meeting”) to be held on December 16, 2021, at 2:00 p.m. Eastern Time as a virtual meeting. Shareholders who received the notice will have the ability to access this proxy statement and the accompanying proxy card over the Internet. Our Board of Directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting. Instructions on how to access the proxy materials and vote over the Internet copy may be found in this Notice and Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of the Company, for use at the Annual Meeting to be held on Thursday, December 16, 2021 at 2:00 p.m., Eastern Time, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s shareholders on or about November 22, 2021.

What is included in these materials?

These materials include:

•        This Proxy Statement for the Annual Meeting; and

•        The Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2020, as filed with the Securities and Exchange Commission (the “SEC”) on July 28, 2021.

What am I voting on?

At this year’s meeting, you will be asked to:

(1)    Elect four (4) “Class I” directors (namely, Michael Gandler, Jeff Wattenberg, Douglas Schaer and Baron Davis), each of whom will be elected for a term of two years, or until the election and qualification of their successors;

(2)    Ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

(3)    Transact any other business properly brought before the Annual Meeting or any adjournments thereof.

Who is entitled to vote at the Annual Meeting, and how many votes do they have?

Shareholders of record at the close of business on November 2, 2021 (the “Record Date”) may vote at the Annual Meeting. Pursuant to the rights of our shareholders contained in our charter documents each ordinary share has one vote. There were 9,375,000 ordinary shares outstanding on the Record Date. From December 6, 2021 through December 15, 2021, you may inspect a list of shareholders eligible to vote. If you would like to inspect the list, please call Christopher Calise, the Company’s Chief Financial Officer, at (305) 671-3341.

How do I vote?

You may vote over the Internet or by mail. Please be aware that if you vote over the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Vote by Internet.    You can vote via the Internet at https://www.cstproxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 15, 2021. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to return a proxy card.

Vote by Mail.    You can vote by marking, dating and signing the enclosed proxy card, and returning it in the postage-paid envelope provided to Bull Horn Holdings Corp., 801 S. Pointe Drive, Suite TH-1, Miami Beach, Florida 33139. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

If you vote by any of the methods discussed above, you will be designating Robert Striar, our Chief Executive Officer and Chairman of the Board, and Christopher Calise, our Chief Financial Officer, as your proxies, and they will vote your shares on your behalf as you indicate.

Submitting a proxy will not affect your right to attend the Annual Meeting virtually.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions it provides.

Can I receive future materials via the Internet?

If you vote by Internet, simply follow the prompts for enrolling in electronic proxy delivery service. This will reduce the Company’s printing and postage costs in the future, as well as the number of paper documents you will receive.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using the methods discussed above, you will be appointing each of Robert Striar, our Chief Executive Officer and Chairman of the Board, and Christopher Calise, our Chief Financial Officer, as your proxies. Each of them will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your ordinary shares may be voted.

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

How will my proxy vote my shares?

If you are a shareholder of record, your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote “FOR” the election of the nominated slate of Class I directors (see Proposal 1) and “FOR” the ratification of Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2021

(see Proposal 2). We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Annual Meeting.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions your bank, broker or other nominee provides.

You should instruct your bank, broker or other nominee how to vote your shares. If you do not give voting instructions to the bank, broker or other nominee, the bank, broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters, such as the ratification of the selection of accounting firms, but do not have discretion to vote on non-routine matters. Under the regulations applicable to New York Stock Exchange member brokerage firms (many of whom are the record holders of our ordinary shares), the uncontested election of directors is no longer considered a routine matter. Matters related to executive compensation are also not considered routine. As a result, if you are a beneficial owner and hold your shares in street name, but do not give your broker or other nominee instructions on how to vote your shares with respect to these matters, votes may not be cast on your behalf. If your bank, broker or other nominee indicates on its proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered to be “broker non-votes” with regard to that matter. Broker non-votes will be counted as present for purposes of determining whether enough votes are present to hold our Annual Meeting, but a broker non-vote will not otherwise affect the outcome of a vote on a non-routine matter that requires a majority of the votes of shares present in person or represented by proxy and entitled to vote. With respect to a non-routine matter that requires a favorable vote of a majority of the outstanding shares, a broker non-vote has the same effect as a vote against the proposal. With regard to the proposals for this Annual Meeting, the election of directors is “non-routine” and the ratification of auditors is “routine.” In tabulating the voting result for the election of directors, shares that constitute broker non-votes and abstentions are not considered votes cast. In tabulating the voting results for the ratification of auditors, abstentions are not considered as votes cast and broker non-votes are considered votes cast.

How do I change my vote?

If you are a shareholder of record, you may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•        Notifying our Chief Financial Officer, in writing at 801 S. Pointe Drive, Suite TH-1, Miami Beach, Florida 33139, that you are revoking your proxy; or

•        Submitting a proxy at a later date via the Internet, or by signing and delivering a proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the Annual Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked.

If your shares are held in the name of a bank, broker or other nominee, you should check with your bank, broker or other nominee and follow the voting instructions provided.

What constitutes a quorum?

The holders of a majority of the Company’s eligible votes as of the Record Date, either present or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. If a quorum is not present at the Annual Meeting, the Chairman of the Board may adjourn the meeting to a later date.

What vote is required to approve each proposal?

Election of Directors and Ratification of the Appointment of Independent Registered Public Accounting Firm.    For Proposals 1 and 2, it will require the affirmative vote of a majority of the votes of the ordinary shares entitled to vote thereon which were present virtually or represented by proxy and were voted at the Annual Meeting. You may choose to vote, or withhold your vote, separately for each nominee. A properly executed proxy or voting instructions marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

Other Proposals.    Any other proposal that might properly come before the meeting will also require the affirmative vote of a majority of the votes of the ordinary shares entitled to vote thereon which were present virtually or represented by proxy and were voted at the Annual Meeting for the proposal to be approved, except when a different vote is required by law and/or our memorandum and articles of association, or when the proposal seeks to amend or vary the rights of the ordinary shares (unless such amendment or variation is for the purposes or approving, or in conjunction with, the consummation of a business combination). On any such proposal, abstentions will be counted as present and entitled to vote on that matter for purposes of establishing a quorum, but will not be counted for purposes of determining the number of votes cast.

Abstentions and broker non-votes with respect to any matter will be counted as present and entitled to vote on that matter for purposes of establishing a quorum. Abstentions will not be counted for purposes of determining the number of votes cast and accordingly will have no effect on the outcome of voting with respect to any of the proposals for this Annual Meeting.

What percentage of our ordinary shares do our directors and officers own?

As of the Record Date, our current directors and executive officers beneficially owned approximately 20% of our ordinary shares outstanding. See the discussion under the heading “Security Ownership of Certain Beneficial Owners and Management” on page 20 for more details.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

We, on behalf of our Board, through our directors, officers, and employees, are soliciting proxies primarily by mail. Further, proxies may also be solicited in person, by email. We will pay the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our ordinary shares.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Who is our Independent Registered Public Accounting Firm, and will they be represented at the Annual Meeting?

Marcum has served as the independent registered public accounting firm auditing and reporting on our financial statements for the fiscal years ended December 31, 2019 and 2020. Marcum has been appointed by our Board to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2021. We expect that representatives of Marcum will not be present at the Annual Meeting.

What are the recommendations of our Board?

The recommendations of our Board are set forth together with the description of each proposal of this proxy statement. In summary, the Board recommends a vote:

•        FOR the election of the four nominated Class I directors (Michael Gandler, Jeff Wattenberg, Douglas Schaer and Baron Davis) (see Proposal 1); and

•        FOR the ratification of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (see Proposal 2).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

Who is the sponsor of the Company?

References throughout this proxy statement to our “sponsor” are to Bull Horn Holdings Sponsor LLC, a Delaware limited liability company. Robert Striar, our Chief Executive Officer and Chairman of the Board, and Christopher Calise, our Chief Financial Officer, who, as managing members, and certain of our directors, through their ownership of membership interests, share control of our sponsor.

Who can help answer my questions?

You can contact our Chief Financial Officer, Christopher Calise at ccalise@bullhornse.com or by sending a letter to Mr. Calise at the offices of the Company at 801 S. Pointe Drive, Suite TH-1, Miami Beach, Florida 33139 with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

We are furnishing this proxy statement to you as a shareholder of Bull Horn Holdings Corp. as part of the solicitation of proxies by our Board for use at our virtual Annual Meeting to be held on Thursday, December 16, 2021, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held on Thursday, December 16, 2020, at 2:00 p.m., Eastern Time as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/bullhornse/2021. You are cordially invited to attend the Annual Meeting, at which shareholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

•        To elect four directors (Michael Gandler, Jeff Wattenberg, Douglas Schaer and Baron Davis) to serve as Class I directors on the Board until the 2023 annual meeting of shareholders or until their successors are elected and qualified; and

•        To ratify the selection of Marcum by the audit committee to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

Record Date, Voting and Quorum

Our Board has ratified the decision to fix the close of business on November 2, 2021, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the Record Date, there were 9,375,000 ordinary shares issued and outstanding and entitled to vote. Each ordinary share entitles the holder thereof to one vote.

For both proposals, the holders of 4,687,501 ordinary shares, present virtually or represented by proxy, constitute a quorum.

Required Vote

The affirmative vote of a majority of the votes of the ordinary shares entitled to vote thereon which were present virtually or represented by proxy and were voted at the Annual Meeting is required to elect the director nominees and the approval of the proposal to ratify the selection of Marcum as the Company’s independent registered public accounting firm.

Voting

You can vote your ordinary shares at the Annual Meeting by proxy or online.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your ordinary shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided and the Chief Executive Officer and Chief Financial Officer to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares online by attending the Annual Meeting. While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Striar or Mr. Calise.

A special note for those who plan to attend the Annual Meeting and vote online: if your shares are held in the name of a broker, bank or other nominee, you must either direct the record holder of your shares to vote your shares or obtain a legal proxy from the record holder to vote your shares at the Annual Meeting.

Our Board of Directors is asking for your proxy. Giving your proxy means you authorize the persons designated as proxies to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of the director nominees and “FOR” the ratification of the selection of Marcum as the Company’s independent registered public accounting firm and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our Chief Financial Officer, Christopher Calise, at ccalise@bullhornse.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Chief Financial Officer (Bull Horn Holdings Corp., 801 S. Pointe Drive, Suite TH-1, Miami Beach, Florida 33139) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting online.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of ordinary shares, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting virtually but you hold your shares through someone else, such as a broker, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own ordinary shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding ordinary shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither British Virgin Islands law nor our amended and restated articles of association provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that ordinary shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at Bull Horn Holdings Corp., 801 S. Pointe Drive, Suite TH-1, Miami Beach, Florida 33139. Our telephone number at such address is (305) 671-3341.

GOVERNANCE OF THE COMPANY

In accordance with our amended and restated memorandum and articles of association, our Board is divided into two classes, with the number of directors in each class to be as nearly equal as possible. Our existing Class I directors will serve until the Annual Meeting and our existing Class II directors will serve until our 2022 annual general meeting. Commencing at the Annual Meeting, and at each following annual general meeting, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the second annual general meeting following their election.

Our board of directors, which is elected by our shareholders, is responsible for directing and overseeing our business and affairs. In carrying out its responsibilities, the board selects and monitors our top management, provides oversight of our financial reporting processes, and determines and implements our corporate governance policies.

Our board of directors and management are committed to good corporate governance to ensure that we are managed for the long-term benefit of our shareholders, and we have a variety of policies and procedures to promote such goals. To that end, during the past year, our board and management periodically reviewed our corporate governance policies and practices to ensure that they remain consistent with the requirements of the U.S. securities laws, rules of the SEC, and the listing standards of The Nasdaq Stock Market (“Nasdaq”).

Meetings of the Board of Directors

Our board of directors held 1 regular meeting in 2020 and the entire board was present.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, and in the past year have not served, as a member of the compensation committee of any entity that has one or more officers serving on our Board.

Code of Business Conduct and Ethics

Our Code of Business Conduct and Ethics for Employees (“Code of Ethics”) applies to all of our employees, including our chief executive officer, chief financial officer and principal accounting officer. Our Code of Ethics is available on our corporate website, www.bullhornse.com. If we amend or grant a waiver of one or more of the provisions of our Code of Ethics, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Ethics that apply to our principal executive officer, principal financial officer and principal accounting officer by posting the required information on our website.

Shareholder Communications with the Board of Directors

Shareholders and other parties interested in communicating directly with the board of directors may do so by writing to: Board of Directors, c/o 801 S. Pointe Drive, Suite TH-1, Miami Beach, Florida 33139, or by e-mail to ccalise@bullhornse.com. Shareholders and others may direct their correspondence to our Chief Financial Officer.

Independence of the Board of Directors

Nasdaq listing standards require that a majority of our Board be independent directors. An “independent director” is a person, other than an officer or employee of the Company or its subsidiaries, who has no relationship which in the opinion of the Company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Mr. Stephen Master, Mr. Michael Gandler, Mr. Jeff Wattenberg, Mr. Doug Schaer and Mr. Baron Davis are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will hold regularly scheduled meetings at which only independent directors are present.

Board Leadership Structure and Role in Risk Oversight

The Board does not have a lead independent director. Robert Striar is our Chief Executive Officer and Chairman of the Board.

Committees of the Board of Directors

Audit Committee

The members of our Audit Committee are Mr. Master, Mr. Gandler, Mr. Schaer and Mr. Wattenberg (chairman of the committee), each of whom is an independent director. Each member of the Audit Committee is financially literate and our Board determined Mr. Wattenberg qualifies as our “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K. Our Audit Committee charter details the responsibilities of the Audit Committee, including:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent auditors;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

The members of our Compensation Committee are Mr. Gandler and Mr. Master (chairman of the committee), each of whom is an independent director. Our Compensation Committee charter details the principal functions of the Compensation Committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation in executive session at which the Chief Executive Officer is not present;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Section 16(a) Beneficial Ownership and Reporting Compliance

Our directors and officers, and any persons who own more than 10% of our ordinary shares, are required under Section 16(a) of the Exchange Act to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC (“Section 16(a) filings”). Specific due dates have been established by the SEC, and we are required to disclose in this report any failure to file by those dates. Based solely upon our review of the copies of such reports for fiscal 2020 as furnished to us, we believe that all directors, officers, and greater-than-10% beneficial owners have made all required Section 16(a) filings on a timely basis for 2020.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate it by reference therein.

The Audit Committee of the Board has:

•        reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2020 with management;

•        discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•        received the written disclosures and letter from the independent auditors required by the applicable requirements of the Public Accounting Oversight Board regarding the independent auditor communications with the Audit Committee concerning independence, and has discussed with Marcum matters relating to its independence.

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the financial statements audited by Marcum for the fiscal year ended December 31, 2020 be included in its Annual Report on Form 10-K, as amended, for such fiscal year.

The Audit Committee and the Board have also, respectively, recommended and approved the selection of the Company’s current independent auditor, which approval is subject to ratification by the Company’s shareholders.

Submitted by:

The Audit Committee of the Board of Directors

/s/ Jeff Wattenberg, Chairman
/s/ Michael Gandler
/s/ Doug Schaer
/s/ Stephen Master

PROPOSAL 1 — ELECTION OF DIRECTORS

Nominees for Election

Class I has four director positions up for election at the Annual Meeting. The Board has determined it is in the best interest of the Company to authorize the nomination of Michael Gandler, Jeff Wattenberg, Doug Schaer and Baron Davis for a new Class I term. Accordingly, the Board has authorized the nomination of these four nominees to serve as Class I directors. Class II directors Robert Striar, Christopher Calise and Stephen Master are not being nominated for re-election at the Annual Meeting.

Subsequent to shareholder approval of this proposal, the Board will have a total of seven members, divided into two classes as follows:

Class	Term	Directors
Class I

Class I directors serve for a term of two years, and are elected by the shareholders at the beginning of each term. The next full 2-year term for Class I directors extends from the date of the 2021 annual meeting to the date of the 2023 annual meeting.

1. Michael Gandler 2. Jeff Wattenberg 3. Doug Schaer 4. Baron Davis
Class II

Class II directors serve for a term of two years, and are elected by the shareholders at the beginning of each term. The next full 2-year term for Class II directors extends from the date of the 2022 annual meeting to the date of the 2024 annual meeting.

5. Robert Striar 6. Christopher Calise 7. Stephen Master

Our Board has nominated four Class I director candidates for election at the Annual Meeting, who are the same individuals listed above in position numbers 1, 2, 3 and 4. Each nominee has agreed, if elected, to serve a two-year term or until the election and qualification of his successor. If any nominee is unable to stand for election, which circumstance we do not anticipate, the Board may provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute nominee.

If a quorum is present at the Annual Meeting, then nominees will be elected by affirmative vote of a majority of the votes of the ordinary shares entitled to vote thereon which were present virtually or represented by proxy and were voted at the Annual Meeting. There is no cumulative voting in the election of directors.

The following biographical information is furnished as to each nominee for election as a Class I director:

Michael Gandler, Director Nominee

Mr. Michael Gandler has been nominated to serve as a Class I director. With a career spanning 20 years in the sports and entertainment industry, Michael Gandler has been active globally in the commercialization and marketing of some of the world’s most prominent sports and entertainment properties. Currently, Michael is the Managing Director of SENT Sports, a media and entertainment company owned by Indonesia’s Djarum Group and also serves as the Chief Executive Officer of storied Italian football club Como 1907, the acquisition of which he negotiated in 2019. Previously, from July of 2015 to December of 2018, he was the Chief Revenue Officer for FC Internazionale di Milano (“Inter Milan”), where he oversaw all areas of commercialization for the club, including media rights, sponsorship, retail, licensing, ticketing, international academies and the clubs global marketing efforts. Prior to joining Inter Milan, from to August 2013 to July 2015, he was the founder and President of Major League Revenue, a boutique agency specializing in the commercialization of sports and entertainment properties. From July 2004 to April 2011, Mr. Gandler was also a senior executive at Major League Soccer, where he oversaw global sponsorships and media, and is credited with the negotiation of landmark sponsorship and international media rights deals for the league. In addition to his work on the property side of the business, Mr. Gandler also spent a total of 6 years working for sports marketing agencies, overseeing business development and marketing efforts for IMG College properties as well as some of the most prestigious events across the Americas including the CONCACAF Gold Cup, Copa America and FIFA World Cup Qualifying. Mr. Gandler has led the commercial efforts behind international properties expanding into the U.S. market, including FC Barcelona, Manchester United, the Mexican Soccer Federation and others. Mr. Gandler holds a Bachelor of Arts degree in Economics from Connecticut College and an Master of Science degree in Sports Management from the Centre International d’Etude du Sport. In considering Mr. Gandler’s eligibility to serve as a director, the Board has considered Mr. Gandler’s extensive and varied professional experience.

Jeff Wattenberg, Director Nominee

Jeff Wattenberg has been nominated to serve as a Class I director. Mr. Wattenberg is a private investor and Wall Street veteran. He is the founder and former President of a broker dealer with 200 brokers and is also a founder and former President of Telecuba Holdings, a telecom firm that secured licenses from the FCC to connect the United States with Cuba direct via satellite. He was a seed round investor in InterAmericas Communications (aka FirstCom) which was sold to ATT, and a seed round investor in Worldport Communications which was sold to Energis U.K. for $600 million. He was the founder and President of Briefserve, the largest digital legal brief archive in the United States, which was sold to Westlaw, a division of Thomson Reuters. In addition, Jeffrey was a Board Member of the Association of Volleyball Professionals. He was directly involved in raising over $20 million in capital for the league and secured tour sponsorships in excess of $25 million for the AVP. He was co-founder of Flash Flood for Good, a non-profit initiative in partnership with The Clinton Global Initiative, Proctor & Gamble and Crispin Porter Bogusky. Mr. Wattenberg earned a Bachelor of Arts degree in Accounting from Pace University. In considering Mr. Wattenberg’s eligibility to serve as a director, the Board has considered Mr. Wattenberg’s financial expertise.

Doug Schaer, Director Nominee

Doug Schaer has been nominated to serve as a Class I director. Mr. Wattenberg is a private investor and Wall Street veteran. He is the founder and former President of a broker dealer with 200 brokers and is also a founder and former President of Telecuba Holdings, a telecom firm that secured licenses from the FCC to connect the United States with Cuba direct via satellite. He was a seed round investor in InterAmericas Communications (aka FirstCom) which was sold to ATT, and a seed round investor in Worldport Communications which was sold to Energis U.K. for $600 million. He was the founder and President of Briefserve, the largest digital legal brief archive in the United States, which was sold to Westlaw, a division of Thomson Reuters. In addition, Jeffrey was a Board Member of the Association of Volleyball Professionals. He was directly involved in raising over $20 million in capital for the league and secured tour sponsorships in excess of $25 million for the AVP. He was co-founder of Flash Flood for Good, a non-profit initiative in partnership with The Clinton Global Initiative, Proctor & Gamble and Crispin Porter Bogusky. Mr. Schaer earned a Bachelor of Arts degree in Accounting from Pace University. In considering Mr. Schaer’s eligibility to serve as a director, the Board has considered Mr. Schaer’s executive expertise.

Baron Davis, Director Nominee

Baron Davis has been nominated to serve as a Class I director. Mr. Davis is a former two-time NBA All-Star and current entrepreneur, investor, and businessman investing in early-stage companies with a focus on media and technology. He has also founded and incubated several companies under his banner, Baron Davis Enterprises (“BDE”). During his 13-year NBA career, Baron played for the Charlotte Hornets, the Golden State Warriors, the Los Angeles Clippers, the Cleveland Cavaliers, and the New York Knicks. His game was known for its electrifying style, power and composure in high-pressure situations. Since his turning to entrepreneurship, Baron has formed numerous successful enterprises under his BDE banner including: Business Inside the Game (“BIG”), the Black Santa Company, and Sports Lifestyle in Culture (“SLIC”), his media platform and content studio. All of Baron’s business endeavors revolve around the objective of combining creative talent with original publication and production to develop and provide educational and heart-warming stories that appeal to global audiences of all ages, backgrounds, and interests. In considering Mr. Davis’ eligibility to serve as a director, the Board has considered Mr. Davis’s experience as a participant and investor in the sports and entertainment industry.

Compensation of Directors

No compensation will be paid to Bull Horn Holdings Sponsor LLC (our sponsor), officers and directors, or any of their respective affiliates, prior to or in connection with the consummation of our initial business combination. Additionally, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our independent directors will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined by our compensation committee.

We have not taken and do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Marcum as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2021. Marcum has also served as our independent registered public accounting firm for the fiscal years ended December 31, 2019 and 2020.

Shareholders ratification of the selection of Marcum as our independent registered public accounting firm is required by our Amended and Restated Memorandum and Articles of Association. Should the shareholders fail to ratify the selection of Marcum as our independent registered public accounting firm, the Audit Committee will reconsider whether to retain that firm for fiscal year 2021. In making its recommendation to the Board that shareholders ratify the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2021, the Audit Committee considered whether Marcum’s provision of non-audit services is compatible with maintaining the independence of our independent registered public accounting firm.

Audit Fees

The following table sets forth the aggregate fees for audit and other services provided by Marcum, our independent registered public accounting firm for the years ended December 31, 2016 and 2017:

	2019	2020
Audit fees(1)	$38,000	$43,000
Tax service fee	—	$—
Total fees	$38,000	$43,000

____________

(1)      The audit services consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings.

In accordance with its charter, the audit committee is required to pre-approve all audit and non-audit services to be performed by the independent auditors and the related fees for such services other than prohibited non-auditing services as promulgated under rules and regulations of the SEC (subject to the inadvertent de minimus exceptions set forth in the Sarbanes-Oxley Act of 2002 and the SEC rules). Subsequent to our initial public offering in November 2020, all services performed by Marcum for our benefit were pre-approved by the audit committee in accordance with its charter and all applicable laws, rules and regulations.

Auditor Representatives at Annual Meeting

We expect that representatives of Marcum will not be present at the Annual Meeting.

Vote Required and Recommendation of the Board

The affirmative vote of the holders of ordinary shares entitled to vote must exceed the votes cast against this proposal for the proposal to be approved.

Abstentions will have the same effect as votes against this proposal. In addition, this proposal is a “routine” matter on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions, therefore, broker non-votes are considered votes cast and will have an effect on the outcome of this proposal.

The Board recommends that shareholders vote “FOR” ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 as described in this Proposal 2.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Officers and Directors

Set forth below is information regarding the Company’s current directors and executive officers as of the date of this proxy statement. The executive officers serve at the pleasure of the Board of Directors.

Name	Age	Position	Class
Board of Directors
Robert Striar	49	Chief Executive Officer, Director and Chairman of the Board	II
Christopher Calise	48	Chief Financial Officer and Director	II
Stephen Master	53	Director	II
Michael Gandler	44	Director	I
Jeff Wattenberg	66	Director	I
Doug Schaer	49	Director	I
Baron Davis	42	Director	I

Executive Officers
Robert Striar	49	Chief Executive Officer
Christopher Calise	48	Chief Financial Officer

There are no family relationships between any of our directors or executive officers. There is no arrangement or understanding between any of the directors or officers of the Company and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current directors to the Company’s Board. There are no arrangements, agreements or understandings between non-management directors that may directly or indirectly participate in or influence the management of the Company’s affairs. There are no agreements or understandings for any officer or director to resign at the request of another person, and none of the officers or directors are acting on behalf of, or will act at the direction of, any other person.

The following is a brief description of the business experience during the past five years of our executive officers and directors as of the date of this proxy statement who are not up for election at this Annual Meeting:

Robert Striar, 49, is the Chairman of our board of directors, as well as our Chief Executive Officer. He has served as the President of M Style, a leading strategy, marketing and branding firm specializing in sports, entertainment and consumer products, since 2008. Mr. Striar has worked in the sports strategy, marketing and branding space in the United States and Europe for 20 years, cultivating and enriching brand and sponsorship programs at a variety of levels. Mr. Striar’s client roster has included global federations and international sports leagues as well as a wide variety of Fortune 500 brands, including Disney, the National Football League Players’ Association, National Hockey League and Warner Brothers. Mr. Striar has worked with teams and leagues for strategic planning, commercial development and operations. Mr. Striar has also served as a Partner in Ceres Platinum since 2017. Mr. Striar has served as Chairman of Strategy for China-US Business Alliance since 2018 and as the President of the Alumni of the Pro Hockey Players Association since 2017. In considering Mr. Striar’s eligibility to serve as a director, the Board has considered Mr. Striar’s operational experience and his network of contacts

Christopher Calise, 48, served as one of our directors since our inception. He has over 15 years of experience in the finance and insurance industries and has been responsible for setting the strategic vision for Crown Global, a domestic and international private placement insurance holding company, as well as overseeing its day-to-day management, including finance, operations and sales, since 2010. He also works closely with both internal and external sales and marketing in the development of new product initiatives, as well as evaluating new markets. Prior to joining Crown Global, Mr. Calise was a principal at LSC Investors, LLC, from 2001 to 2009, where he advised The Second City, Inc. and Narciso Rodriguez and restructured Phillips de Pury & Luxembourg, a large global auction house. From 1999 to 2001, he was an associate with Crown Capital Group, Inc., a private equity investment firm focused on assisting middle-market companies build value over the long term and was one of the founding members of Fresh Direct, LLC. Mr. Calise was also a consultant with the Industrial Products Group at PriceWaterhouse in its Chicago office, from 1997 to 1999. Mr. Calise is a member of the board of Song4Life and Student Finance League Inc. Mr. Calise received a Bachelor of Arts in Economics from the University of Chicago, as well as certifications in insurance and finance. In considering Mr. Calise’s eligibility to serve as a director, the Board has considered Mr. Calise’s operational and executive experience.

Stephen Master, 53, served as one of our directors since October 2020. Mr. Master is currently the Managing Director of Master Consulting LLC, a global sports media & gaming advisory firm. Mr. Master is also advising several leading venture capital firms on their investments in the sports betting space as well as the AGA on the Sports Betting Initiative and is a member of their Sports Betting Task Force. For the prior ten years, he served as the Global Head of the Sports Group at the Nielsen Company and was the co-founder of the Nielsen eSports practice. Prior to joining Nielsen, Mr. Master was the VP of Business Development of Corporate Sponsorships at the National Football League. Before the NFL, Mr. Master worked at Octagon Worldwide as the VP of Marketing Solutions where he worked with leading brands to incorporate sports, music & entertainment into their marketing portfolios as well as to activate and leverage those investments at retail. Mr. Master also previously worked at the National Basketball Association, where he served as the Director of Business Development in the International Group. Mr. Master graduated with a BBA from the University of Michigan, received an MBA from the Kellogg School of Management at Northwestern University and is currently an adjunct professor at NYU’s Stern School of Business where he teaches a Sports & Entertainment Marketing course. In considering Mr. Master’s eligibility to serve as a director, the Board has considered Mr. Master’s executive experience and financial expertise.

Michael Gandler, 44, served as one of our directors since October 2020. With a career spanning 20 years in the sports and entertainment industry, Michael Gandler has been active globally in the commercialization and marketing of some of the world’s most prominent sports and entertainment properties. Currently, Michael is the Managing Director of SENT Sports, a media and entertainment company owned by Indonesia’s Djarum Group and also serves as the Chief Executive Officer of storied Italian football club Como 1907, the acquisition of which he negotiated in 2019. Previously, from July of 2015 to December of 2018, he was the Chief Revenue Officer for FC Internazionale di Milano (“Inter Milan”), where he oversaw all areas of commercialization for the club, including media rights, sponsorship, retail, licensing, ticketing, international academies and the clubs global marketing efforts. Prior to joining Inter Milan, from to August 2013 to July 2015, he was the founder and President of Major League Revenue, a boutique agency specializing in the commercialization of sports and entertainment properties. From July 2004 to April 2011, Mr. Gandler was also a senior executive at Major League Soccer, where he oversaw global sponsorships and media, and is credited with the negotiation of landmark sponsorship and international media rights deals for the league. In addition to his work on the property side of the business, Mr. Gandler also spent a total of 6 years working for sports marketing agencies, overseeing business development and marketing efforts for IMG College properties as well as some of the most prestigious events across the Americas including the CONCACAF Gold Cup, Copa America and FIFA World Cup Qualifying. Mr. Gandler has led the commercial efforts behind international properties expanding into the U.S. market, including FC Barcelona, Manchester United, the Mexican Soccer Federation and others. Mr. Gandler holds a Bachelor of Arts degree in Economics from Connecticut College and an Master of Science degree in Sports Management from the Centre International d’Etude du Sport. In considering Mr. Gandler’s eligibility to serve as a director, the Board has considered Mr. Gandler’s extensive and varied professional experience.

Jeff Wattenberg, 66, has served as one of our directors since October 2020, and was a member of the Borqs International board of directors from 2012 to 2017. Mr. Wattenberg is a private investor and Wall Street veteran. He is the founder and former President of a broker dealer with 200 brokers and is also a founder and former President of Telecuba Holdings, a telecom firm that secured licenses from the FCC to connect the United States with Cuba direct via satellite. He was a seed round investor in InterAmericas Communications (aka FirstCom) which was sold to ATT, and a seed round investor in Worldport Communications which was sold to Energis U.K. for $600 million. He was the founder and President of Briefserve, the largest digital legal brief archive in the United States, which was sold to Westlaw, a division of Thomson Reuters. In addition, Jeffrey was a Board Member of the Association of Volleyball Professionals. He was directly involved in raising over $20 million in capital for the league and secured tour sponsorships in excess of $25 million for the AVP. He was co-founder of Flash Flood for Good, a non-profit initiative in partnership with The Clinton Global Initiative, Proctor & Gamble and Crispin Porter Bogusky. Mr. Wattenberg earned a Bachelor of Arts degree in Accounting from Pace University. In considering Mr. Wattenberg’s eligibility to serve as a director, the Board has considered Mr. Wattenberg’s financial expertise.

Doug Schaer, 49, has served as one of our directors since October 2020. Mr. Schaer was a long-time certified player agent by the Major League Baseball Players Association. An experienced entrepreneur, operator and business strategist, Mr. Schaer specializes in franchise asset development and foundation building in the entertainment, music and sports genres. Doug is coming off a 3 year stint as Chief Operating Officer for LiveXLive Media, Inc. (NASDAQ: LIVX), a global digital media company dedicated to music and live entertainment, while also serving as Chief Advisor to two-time NBA All-Star, entrepreneur, investor, and businessman, Baron Davis (via Baron Davis Enterprises). Previously, Doug co-founded and served as COO for Hero Ventures LLC, an innovative live entertainment production and touring company that obtained a license from Marvel Entertainment to utilize their intellectual property to launch a production called “The Marvel Experience,” a touring, branded and themed attraction in North America, which was ultimately extended to international release. To this day, Mr. Schaer continues to serve on the board of directors of Hero Ventures. Mr. Schaer earned a BA in Government from Wesleyan University and a J.D. from the University of Southern California, Gould School of Law. In considering Mr. Schaer’s eligibility to serve as a director, the Board has considered Mr. Schaer’s executive expertise.

Baron Davis, 42, has served as one of our directors since October 2020. Mr. Davis Mr. Davis is a former two-time NBA All-Star and current entrepreneur, investor, and businessman investing in early-stage companies with a focus on media and technology. He has also founded and incubated several companies under his banner, BDE. During his 13-year NBA career, Baron played for the Charlotte Hornets, the Golden State Warriors, the Los Angeles Clippers, the Cleveland Cavaliers, and the New York Knicks. His game was known for its electrifying style, power and composure in high-pressure situations. Since his turning to entrepreneurship, Baron has formed numerous successful enterprises under his BDE banner including: BIG, the Black Santa Company, and SLIC, his media platform and content studio. All of Baron’s business endeavors revolve around the objective of combining creative talent with original publication and production to develop and provide educational and heart-warming stories that appeal to global audiences of all ages, backgrounds, and interests. In considering Mr. Davis’ eligibility to serve as a director, the Board has considered Mr. Davis’ executive expertise.

Compensation of Executive Officers

No compensation will be paid to our executive officers, prior to or in connection with the consummation of our initial business combination. Additionally, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our independent directors will review on a quarterly basis all payments that were made to our executive officers.

After the completion of our initial business combination, executive officers who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined by our compensation committee.

We do not intend to take any action to ensure that members of our executive officers maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our executive officers’ motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers that provide for benefits upon termination of employment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information as to the beneficial ownership of our ordinary shares as of the Record Date, by:

•        each shareholder known by us to be the beneficial owner of more than 5% of our ordinary shares;

•        each of our directors;

•        each of our named executive officers; and

•        all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and thus represents voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Ordinary shares subject to options that are currently exercisable or exercisable within 60 days of November 19, 2021 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage ownership of our ordinary shares is based on 9,375,000 ordinary shares outstanding on the Record Date. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Bull Horn Holdings Corp., 801 S. Pointe Drive, Suite TH-1, Miami Beach, Florida 33139.

	Shares Beneficially Owned
Name and Address of Beneficial Owners(1)	Number of Shares	Approximate Percentage of Outstanding Ordinary Shares
5% Holders
Bull Horn Holdings Sponsor LLC (our sponsor)(2)	1,875,000	20%
Robert Striar(2)	1,875,000	20%
Christopher Calise(2)	1,875,000	20%
Stephen Master(3)	—	—
Michael Gandler(3)	—	—
Jeff Wattenberg(3)	—	—
Doug Schaer(3)	—	—
Barron Davis(3)	—	—
All directors and executive officers as a group (6 individuals)	1,875,000	20%

Other 5% Shareholders
Kenneth Griffin.(4)	1,030,178	6.6%
Lighthouse Investment Partners(5)	38,750	6.1%
Shaolin Capital Management LLC(6)	68,750	5.3%
Mark Carhart(7)	8,750	6.4%
Glazer Capital, LLC(8)	38,750	10.3%

____________

*        Less than one percent

(1)      Unless otherwise indicated, the business address of each of the individuals is 801 S. Pointe Drive, Suite TH-1, Miami Beach, Florida 33139.

(2)      Represents shares held by our sponsor. The shares held by our sponsor are beneficially owned by Robert Striar, our Chief Executive Officer and Chairman of the Board, and Christopher Calise, our Chief Financial Officer, who, as managing members of our sponsor, have voting and dispositive power over the shares held by our sponsor. Each of Mr. Striar and Mr. Calise disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein.

(3)      Such individual does not beneficially own any of our ordinary shares. However, such individual has a pecuniary interest in our ordinary shares through his ownership of membership interests of our sponsor.

(4)      According to a Schedule 13G filed on February 16, 2021, Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), CALC IV LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Mr. Kenneth Griffin, acquired 1,200,000 ordinary shares. Mr. Griffin is the beneficial owner of Citadel Advisors, CAH, CGP, Citadel Securities, CALC4, CSGP. The business address for all reporting persons is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.

(5)      According to a Schedule 13G filed on February 8, 2021, Lighthouse Investment Partners, LLC (“Lighthouse”), NR 1 SP, a segregated portfolio of North Rock SPC (“NR 1”), MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC (“MAP214”), acquired 575,000 ordinary shares. Lighthouse is the beneficial owner of NR 1 and MAP 214. The business address for all reporting persons is 3801 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida 33410.

(6)      According to a Schedule 13G filed on February 24, 2021, Shaolin Capital Management LLC, acquired 500,000 ordinary shares. The business address for the reporting person is 1460 Broadway New York, NY 10036.

(7)      According to a Schedule 13G filed on February 4, 2021, Kepos Capital LP (“Kepos”) and Mark Carhart, acquired 600,000 ordinary shares. Mr. Carhart is the beneficial owner of Kepos. The business address for all reporting persons is 11 Times Square, 35th Floor, New York, New York 10036.

(8)      Pursuant to a Schedule 13G filed by Glazer Capital, LLC with the SEC on November 10, 2020 and a Form 4 filed by Glazer Capital, LLC with the SEC on May 26, 2021, on behalf of Glazer Capital, LLC, a Delaware limited liability company (“Glazer Capital”) and Paul J. Glazer, a U.S. citizen (“Mr. Glazer”, together with Glazer Capital, the “Reporting Persons”). The principal place of business of each of the Reporting Persons is 250 West 55th Street, Suite 30A, New York, New York 10019. Glazer Capital serves as investment manager for certain funds and managed accounts (collectively, the “Glazer Funds”) that hold the ordinary shares as reported therein. Mr. Glazer serves as the Managing Member of Glazer Capital, with respect to the ordinary shares held by the Glazer Funds.

Securities Authorized for Issuance Under Equity Compensation Plans

None.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In November 2018, in anticipation of the expected issuance of 2,156,250 of our ordinary shares (which in this context we refer to as the founder shares) to our sponsor, our sponsor paid certain of our company’s deferred offering costs with the $25,000 purchase price of the founder shares. As of December 31, 2018, one founder share was issued to our sponsor. The remaining 2,156,249 founder shares were issued to our sponsor on January 28, 2019.

On December 10, 2020, the underwriters in our initial public offering, namely Imperial Capital, LLC, I-Bankers Securities, Inc. and Northland Securities, Inc., notified our company that they would not be exercising the over-allotment option to purchase up to an additional 1,125,000 units in our initial public offering and as a result, our sponsor returned 281,250 ordinary shares to us for no consideration and such ordinary shares were canceled. Also effective December 10, 2020, by agreement between our sponsor and the underwriters, an aggregate of 375,000 private placement warrants were assigned by the underwriters to our sponsor.

Other than the foregoing, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, has been or will be paid by us to our sponsor, officers and directors, or any affiliate of our sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of an initial business combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. We do not have a policy that prohibits our sponsor, executive officers or directors, or any of their respective affiliates, from negotiating for the reimbursement of out-of-pocket expenses by a target business. Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and determines which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

On November 18, 2018, as amended on December 23, 2019, our company issued an unsecured promissory note (the “Promissory Note”) to our sponsor, pursuant to which our company could borrow up to an aggregate principal amount of $300,000. The note was non-interest bearing and payable on the earlier of (i) December 31, 2020 or (ii) the consummation of the initial public offering. As of September 30, 2020 and December 31, 2019, there was $177,329 and $152,644, respectively, outstanding under the Promissory Note. The outstanding balance under the Promissory Note of $194,830 was repaid at the closing of the initial public offering on November 3, 2020.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds on a non-interest bearing basis as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private warrants, including as to exercise price, exercisability and exercise period. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a shareholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We have entered into a registration and shareholder rights agreement with respect to the private warrants, the warrants issuable upon conversion of working capital loans (if any) and the ordinary shares issuable upon exercise of the foregoing and upon conversion of the founder shares.

OTHER MATTERS

Submission of Shareholder Proposals for the 2021 Annual Meeting

We anticipate that the 2022 annual general meeting of shareholders will be held no later than December 31, 2022. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2022 annual general meeting of shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 801 S. Pointe Drive, Suite TH-1, Miami Beach, Florida 33139 no later than July 22, 2022.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 801 S. Pointe Drive, Suite TH-1, Miami Beach, Florida 33139, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Bull Horn Holdings Corp., 801 S. Pointe Drive, Suite TH-1, Miami Beach, Florida 33139, Attn: Chief Financial Officer.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAYVote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail BULL HORN HOLDINGS CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 15, 2021. INTERNET – Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.www.cstproxyvote.com Vote at the Meeting – If you plan to attend the virtual online annual general meeting, you will need your 12 digit control number to vote electronically at the annual general meeting. To attend the annual general meeting, visit: MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. https://www.cstproxy.com/bullhornse/2021 PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY WILL BE VOTED AS SPECIFIED BELOW; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES ON PROPOSAL NUMBER 1 AND FOR APPROVAL ON PROPOSAL NUMBER 2. Please mark your votes like this Proposal 1: Election of Directors(1) Baron Davis (2) Michael Gandler (3) Jeff Wattenberg (4) Doug Schaer FOR Nominee WITHHOLD AUTHORITY for nominee Proposal 2: To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. FOR AGAINST ABSTAIN MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING (VIRTUALLY): MARK HERE FOR ADDRESS CHANGE New Address (if applicable): (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ACCOMPANYING POSTAGE PRE-PAID ENVELOPE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BULL HORN HOLDINGS CORP. CONTROL NUMBER Signature Signature, if held jointly Date 2021. Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be held on December 16, 2021, at 2:00 p.m., Eastern Time The notice of general meeting and the accompanying proxy statement/ annual report are available at https://www.cstproxy.com/bullhornse/2021 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS BULL HORN HOLDINGS CORP. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 16, 2021 AT 2:00 PM (EASTERN TIME) The undersigned hereby appoint(s) each of Robert Striar and Christopher Calise with the power of substitution and resubstitution to vote any and all shares of capital stock of Bull Horn Holdings Corp. (the “Company”) which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on December 16, 2021, at 2:00 P.M. Eastern Time, and at any adjournments thereof at 801 S. Pointe Drive, Suite TH-1, Miami Beach, FL 33139, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Annual Meeting (receipt of which is hereby acknowledged): In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS. PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD AS SOON AS POSSIBLE.